UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K/A

_________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2021

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UPD HOLDING CORP.

(Exact Name of Company as Specified in Charter)

Nevada	001-10320	81-4397205
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

75 Pringle Way, 8th Floor, Suite 804 Reno, Nevada	89502
(Address of Principal Executive Offices)	(Zip Code)

775-829-7999

(Company’s telephone number, including area code)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Number of each exchange on which registered
Common	UPDC	Pink Sheet

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TABLE OF CONTENTS
Page

Item 1.01. Entry Into Material Definitive Agreement – Share Exchange Agreement	3

Item 2.01. Completion of Acquisition of Assets	4

Item 9.01. Financial Statements and Exhibits	4

Signatures	5

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Introductory Note

This Current Report on Form 8-K/A amends and supplements our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2021, to include the audited financial statements of Vital Behavioral Health Inc. as of December 31, 2020 and for the period from inception on October 1, 2020 to December 31, 2020; and the unaudited pro forma condensed combined balance sheets as of December 31, 2020 and statements of operations for the six months ended December 31, 2020.

UPD Holding Corp. is referred to herein as “we”, “our”, “us”, or the “Company”. Vital Behavioral Health Inc. (and its two wholly owned subsidiaries as referenced below are referred to collectively herein as “Vital”) unless the context otherwise provides.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact, contained in this prospectus constitute forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “intend,” “might,” “will,” “should,” “could,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “project,” “potential,” or the negative of these terms and similar expressions intended to identify forward-looking statements.

Forward-looking statements are based on assumptions and estimates and are subject to risks and uncertainties. We have identified in this Current Report on Form 8-K some of the factors that may cause actual results to differ materially from those expressed or assumed in any of our forward-looking statements. There may be other factors not so identified. You should not place undue reliance on our forward-looking statements. As you read this Current Report on Form 8-K, you should understand that these statements are not guarantees of performance or results.

Further, any forward-looking statement speaks only as of the date on which it is made and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time that may cause the business not to develop as expected and it is not possible to predict all of them. Factors that may cause actual results to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, those described in Item 2.01 of this Current Report on Form 8-K under the heading “Risk Factors”, as well as the following:

These forward-looking statements include, among other things, statements relating to:

•	Our anticipated cash needs and its estimates regarding its capital expenditures, as well as its capital requirements and need for additional financing;

•	Our ability to identify and retain personnel for its continued business;

•	Our ability to maintain current strategic relationships and develop relationships with new strategic partners; or

•	Anticipated trends and challenges in its core business and the markets in which it operates.

Item 1.01.	Entry Into Material Definitive Agreement – Share Exchange Agreement

February 16, 2021 Stock Exchange Agreement

On February 16, 2021 (the “Effective Date”), we completed a Stock Exchange Agreement (the “Exchange Agreement”) between and among Vital Behavioral Health, Inc. (“Vital”) and each of the Vital shareholders (“Vital Shareholders”). Pursuant to the Exchange Agreement, we issued 16,840,000 restricted common stock shares in exchange for 100% of the outstanding shares of Vital. See also Item 2.01 below. A link to the Exchange Agreement that was previously filed on February 22, 2021 may be accessed herein in the Exhibit List. On the Effective Date, Vital became our wholly owned subsidiary.

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Vital Subsidiaries

Vital intends to operate U.S. facilities focusing on substance abuse treatment and offer various programs that help provide a continuum of care to its patients. At the time of the Vital acquisition, Vital had two wholly owned subsidiaries, VBH Frankfort LLC (“VBH Frankfort”) and VSL Frankfort LLC (“VSL Frankfort”), each of which is a Nevada limited liability company that is qualified to do business in Kentucky.

Early Development Stage Companies

Vital is in the early development stage and do not possess any operational licenses or permits at this time.

Vital has applied for its license to operate an outpatient substance use treatment facility in Frankfort, Kentucky and anticipates that facility being operational within the calendar quarter ended June 30, 2021. Vital intends to offer sober-designated living quarters for individuals who are in recovery once it obtains the operating entitlements for its outpatient substance use treatment facility in Frankfort, Kentucky. Until such time, Vitals operations likely will be limited to planning and preparation.

Item 2.01	Completion of Acquisition of Assets

The information contained in Item 1.01 and the financial statements included herein, are incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired.

The audited consolidated balance sheets of Vital Behavioral Health Inc. as of December 31, 2020 and the audited consolidated statements of operations, changes in equity and cash flows for the period of October 1, 2020 (Inception Date) to December 31, 2020, and the notes thereto, are attached hereto as Exhibit 99.1.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheets as of December 31, 2020 and statements of operations for the six months ended December 31, 2020 are hereby filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference. Such unaudited pro forma condensed combined financial statements are not necessarily indicative of the operating results that would have been achieved if the adjustments set forth therein had been in effect for the period indicated or that may be achieved in future periods and should be read in conjunction with the historical financial statements the Company and the acquiree.

The exhibits listed below are filed or furnished herewith.

Exhibit Number	Description

1.1*†	Agreement of Share Exchange and Plan of Reorganization, dated February 16, 2021 between UPD Holding Corp. and Vital Behavioral Health Group, Inc. (previously filed on Form 8-K on February 16, 2021.
99.1	Audited consolidated financial statements of Vital Behavioral Health Inc. as of December 31, 2020 and for the period from inception on October 1, 2020 through December 31, 2020.
99.2	Unaudited pro forma combined statement of operations for the six months ended December 31, 2020.

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*	Previously filed

†	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UPD HOLDING CORP.

Dated: May 3, 2021	By:	/s/	Mark W. Conte
Mark W. Conte

President, Chief Executive Officer, Chief Financial Officer

(Principal Executive Officer/Principal Financial and Accounting Officer )

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